MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2024

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



4.03%
29.80%
66.17%
Domestic
International
Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	25.53%
Communication Services	15.80%
Consumer Discretionary	15.25%
Healthcare	12.57%
Consumer Staples	11.97%
Financials	9.35%
Industrials	4.69%
Materials	0.81%
Utilities	0.00%
Energy	0.00%
Net Cash'	4.03%

TOP 10 HOLDINGS

Mastercard Inc. Class A	12.41%
Novo Nordisk A/S	8.51%
LVMH Moët Hennessey Louis Vuitton ADR	8.00%
Alphabet, Inc. Class A	7.78%
Alphabet, Inc. Class C	6.73%
Apple, Inc.	6.31%
The TJX Companies, Inc.	4.48%
Taiwan Semiconductor Manufacturing Company	3.76%
Bank of America Corporation	3.49%
The Hershey Company	3.22%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	39
2023 Portfolio Turnover	2.52%
Net Assets (millions)	$27.16
Total Expense Ratio	1.51

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
8.22%
8.88%
14.38%
25.11%
6.51%
8.60%
11.69%
12.07%
10.60%
11.09%
7.99%
9.39%
7.84%
8.33%
1Q24
Non-annualized
1-Year
3-Year
5-Year
7-Year
10-Year
Since
Inception*

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEP-



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$43,847
2006
2011
2016
2021

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $43,846.96 on 3/31/2024. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

Portfolio Review:

The Mundoval Fund returned 8.22% in the first quarter versus 8.85% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 7.84% versus 8.33% for the MSCI World Index.

Positive factors impacting investment performance for the Fund during the quarter included the Information Technology sector (Alphabet, Inc., Mastercard and Taiwan Semiconductor) and Healthcare sector (Novo Nordisk A/S) and the Financial sector (Berkshire Hathaway Inc.). Negative factors impacting investment performance for the Fund during the quarter included the Information Technology sector (Apple, Inc.), Consumer Discretionary sector (Nike, Inc.) and Healthcare sector (Roche Holding Ltd.)

During the quarter the Fund purchased shares of The Charles Schwab Corporation and Zoetis, Inc. The geographic diversification of the Fund as of March 30, 2024 was 66.17% Domestic stocks, 29.80% International stocks and 4.03% cash equivalents. The Fund owned shares of common stock in 38 companies.

Manager Commentary:

Federal Reserve officials at their policy meeting in March penciled in three interest rate cuts in 2024 and confirmed that there is no rush to cut rates given recent inflation data. The S&P 500 Index capped off its best first quarter performance since 2019 by gaining 10.44%. Nearly one half of the gains were led by four technology stocks, especially those companies seen as most likely to benefit from the artificial intelligence boom. International stocks as measured by the EAFE Index and the Emerging Markets as measured by MSCI Emerging Markets Index returned 5.67% and 2.09% respectively during the quarter.

The fashion and leather goods division of *LVMH Moët Hennessy-Louis Vuitton* has almost doubled in size since 2019 due to price increases, of which handbags are now 45% more expensive than five years ago. In February *Capital One* agreed to purchase Discover Financial for more than $35 billion, in a deal that will unite two of the largest U.S. credit card companies. *Apple* iPhone sales in China slumped in the past year due to increased pricing pressure from chinese manufacturers, Huawei and Xiaomi. *Novo Nordisk* announced a 31% increase in sales and 37% increase in operating profit during the fiscal year ended December 31, 2023. Sales of their diabetes and obesity medications in North America increased by 50% in 2023. The company increased their dividend and initiated a share repurchase program of $3 billion.

Thank you for your business and continued support.
Arthur Q. Johnson, CFA
Portfolio Manager

Average Annualized Total Returns as of March 31, 2024

	1Q 2024 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	8.22%	14.38%	6.51%	11.69%	10.60%	7.99%	7.84%
MSCI World Index	8.88%	25.11%	8.60%	12.07%	11.09%	9.39%	8.33%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.mundoval.com